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                                                                    Exhibit 32.1


                                DLR FUNDING, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Comprehensive Annual Report of DLR Funding, Inc. (the "Company") on Form 10-KSB for the periods ended December 31, 2004, 2005, 2006, and 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arnold F. Sock, Chairman, President, and Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    Date: September 10, 2008


                                                    /s/ Arnold F. Sock
                                                    ----------------------------
                                                    Arnold F. Sock





This certification accompanies this Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the small business issuer for the purposes of ss.18 of the Securities Exchange Act of 1934, as amended. This certification shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of this Report), irrespective of any general incorporation language contained in such filing.


A signed original of this written statement required by Section 906 has been provided to DLR Funding, Inc. and will be retained by DLR Funding, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.